EXHIBIT 10.5

AMENDED AND RESTATED GUARANTY AGREEMENT

February 27, 2008

Think Partnership Inc.

15550 Lightwave Drive, 3rd Floor

Clearwater, Florida 37760

(“Borrower”, and collectively with each of the

subsidiaries of Borrower party hereto, the “Guarantors”)

Wachovia Bank, National Association

301 South Tryon Street

Charlotte, North Carolina 28202

(Hereinafter referred to as “Bank”)

To induce Bank to make, extend or renew loans, advances, credit, or other financial accommodations to or for the benefit of Borrower, and in consideration of loans, advances, credit, or other financial accommodations made, extended or renewed to or for the benefit of Borrower, each Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Bank and its successors, assigns and affiliates the timely payment and performance of all liabilities and obligations of Borrower and each Guarantor to Bank under the Amended and Restated Revolving Credit Promissory Note in the amount of $15,000,000.00 dated as of the date hereof (as amended, restated, supplemented or modified from time to time, the “Revolving Note”), the Amended and Restated Term Promissory Note in the amount of $5,000,000.00 dated as of the date hereof (as amended, restated, supplemented or modified from time to time, the “Term Note” and, collectively with the Revolving Note, the “Notes”), the Loan Agreement dated as of the dater hereof (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”), the Loan Documents and all obligations with respect to any swap agreements (as defined in 11 U.S. Code § 101), and all extensions, modifications and renewals thereof, including without limitation all principal, interest, charges, and costs and expenses incurred thereunder (including attorneys’ fees and other costs of collection incurred, regardless of whether suit is commenced) (collectively, the “Guaranteed Obligations”).

Each Guarantor further covenants and agrees:

GUARANTOR’S LIABILITY. This Guaranty Agreement (this “Guaranty”) is a continuing and unconditional guaranty of payment and performance and not of collection. The parties to this Guaranty are jointly and severally obligated hereunder. This Guaranty does not impose any obligation on Bank to extend or continue to extend credit or otherwise deal with Borrower at any subsequent time. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Guaranteed Obligations is rescinded, avoided or for any other reason must be returned by Bank, and the returned payment shall remain payable as part of the Guaranteed Obligations, all as though such payment had not been made. Except to the extent the provisions of this Guaranty give Bank additional rights, this Guaranty shall not be deemed to supersede or replace any other guaranties given to Bank by any Guarantor; and the obligations guaranteed hereby shall be in addition to any other obligations guaranteed by Guarantor pursuant to any other agreement of guaranty given to Bank and other guaranties of the Guaranteed

Obligations. The obligations of each of the Guarantors hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any similar federal or state law.

TERMINATION OF GUARANTY. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of the Bank or facilities provided by Bank with respect to the Guaranteed Obligations are terminated (other than those obligations that expressly are stated to survive termination under the Loan Documents).

CONSENT TO MODIFICATIONS. Each Guarantor consents and agrees that Bank may from time to time, in its sole discretion, without affecting, impairing, lessening or releasing the obligations of any Guarantor hereunder (a) extend or modify the time, manner, place or terms of payment or performance and/or otherwise change or modify the credit terms of the Guaranteed Obligations; (b) increase, renew, or enter into a novation of the Guaranteed Obligations; (c) waive or consent to the departure from terms of the Guaranteed Obligations; (d) permit any change in the business or other dealings and relations of Borrower or any other guarantor with Bank; (e) proceed against, exchange, release, realize upon, or otherwise deal with in any manner any collateral that is or may be held by Bank in connection with the Guaranteed Obligations or any liabilities or obligation of Guarantor; and (f) proceed against, settle, release, or compromise with Borrower, any insurance carrier, or any other person or entity liable as to any part of the Guaranteed Obligations, and/or subordinate the payment of any part of the Guaranteed Obligations to the payment of any other obligations, which may at any time be due or owing to Bank; all in such manner and upon such terms as Bank may deem appropriate, and without notice to or further consent from Guarantor. No invalidity, irregularity, discharge or unenforceability of, or action or omission by Bank relating to any part of the Guaranteed Obligations or any security therefor shall affect or impair this Guaranty.

WAIVERS AND ACKNOWLEDGMENTS. Each Guarantor waives and releases the following rights, demands, and defenses any Guarantor may have with respect to Bank and collection of the Guaranteed Obligations: (a) promptness and diligence in collection of any of the Guaranteed Obligations from Borrower or any other person liable thereon, and in foreclosure of any security interest and sale of any property serving as collateral for the Guaranteed Obligations; (b) any law or statute that requires that Bank make demand upon, assert claims against, or collect from Borrower or other persons or entities, foreclose any security interest, sell collateral, exhaust any remedies, or take any other action against Borrower or other persons or entities prior to making demand upon, collecting from or taking action against Guarantor with respect to the Guaranteed Obligations, including any such rights Guarantor might otherwise have had under Va. Code §§ 49-25 and 49-26, et seq., N.C.G.S. §§ 26-7, et seq., Tenn. Code Ann § 47-12-101, O.C.GA §10-7 24 and any successor statute and any other applicable law; (c) any law or statute that requires that Borrower or any other person be joined in, notified of or made part of any action against Guarantor; (d) that Bank preserve, insure or perfect any security interest in the collateral or sell or dispose of collateral in a particular manner or at a particular time; (e) notice of extensions, modifications, renewals, or novations of the Guaranteed Obligations, of any new transactions or other relationships between Bank, Borrower and/or any guarantor, and of changes in the financial condition of, ownership of, or business structure of Borrower or any other guarantor, (f) presentment, protest, notice of dishonor, notice of default, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale, and all other notices of any kind whatsoever; (g) the right to assert against Bank any defense (legal or equitable), set-off, counterclaim, or claim that Guarantor may have at any time against Borrower or any other party liable to Bank other than prior payment; (h) all defenses relating to invalidity, insufficiency, unenforceability, enforcement, release or impairment of Bank’s lien on any collateral, of the Loan Documents, or of any other guaranties held by Bank; (i) any claim or defense that acceleration of maturity of the Guaranteed Obligations is stayed against Guarantor because of the stay of assertion or of acceleration of claims against any other person or entity for any reason including the bankruptcy or insolvency of that person or entity; and (j) the benefit of any exemption claimed by Guarantor. Guarantor acknowledges and represents that Guarantor has relied upon Guarantor’s own due diligence in making an independent appraisal of Borrower, Borrower’s business affairs and financial condition, and any collateral; Guarantor will continue to be responsible for making an independent appraisal of such matters; and Guarantor has not relied upon and will not hereafter rely upon Bank for information regarding Borrower or any collateral.

INTEREST AND APPLICATION OF PAYMENTS. Regardless of any other provision of this Guaranty or other Loan Documents, if for any reason the effective interest on any of the Guaranteed Obligations should exceed the maximum lawful interest, the effective interest shall be deemed reduced to and shall be such maximum lawful interest, and any sums of interest which have been collected in excess of such maximum lawful interest shall be applied as a credit against the unpaid principal balance of the Guaranteed Obligations. Monies received from any source by Bank for application toward payment of the Guaranteed Obligations may be applied to such Guaranteed Obligations in any manner or order deemed appropriate by Bank.

DEFAULT. If any of the following events occur, a default (“Default”) under this Guaranty shall exist: (a) failure of timely payment or performance of the Guaranteed Obligations or a default under any Loan Document (after expiration of any applicable grace periods); (b) a breach of any agreement or representation contained or referred to in the Guaranty where such representation proves materially false, or any of the Loan Documents, or contained in any other contract or agreement of any Guarantor with Bank or its affiliates, whether now existing or hereafter arising; (c) the dissolution of, termination of existence of, loss of good standing status by (unless such loss could not have a material adverse effect), appointment of a receiver for, assignment for the benefit of creditors of, or the commencement of any insolvency or bankruptcy proceeding by or against any Guarantor or any general partner of or the holder(s) of the majority ownership interests of any Guarantor, where, if such proceeding is involuntary, is not dismissed within 30 days of its commencement; and (d) other than as permitted under the definition of “Permitted Liens” set forth in the Loan Agreement, permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Borrower and its subsidiaries.

If a Default occurs, after expiration of any applicable grace periods, the Guaranteed Obligations shall be due immediately and payable without notice, and, Bank may exercise any rights and remedies as provided in this Guaranty and other Loan Documents, or as provided at law or equity. Guarantors shall pay interest on the Guaranteed Obligations from such Default at the highest rate of interest charged on any of the Guaranteed Obligations.

ATTORNEYS’ FEES AND OTHER COSTS OF COLLECTION. Guarantors shall pay all of Bank’s reasonable expenses incurred to enforce or collect any of the Guaranteed Obligations, including, without limitation, reasonable arbitration, paralegals’, attorneys’ and experts’ fees and expenses, whether incurred without the commencement of a suit, in any suit, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

SUBORDINATION OF OTHER DEBTS. Each Guarantor agrees: (a) to subordinate the obligations now or hereafter owed by Borrower to such Guarantor and Subsidiaries (“Subordinated Debt”) to any and all obligations of Borrower to Bank now or hereafter existing while this Guaranty is in effect, provided however that such Guarantor may receive regularly scheduled principal and interest payments on the Subordinated Debt as permitted by the Loan Documents and so long as (i) all sums due and payable by Borrower to Bank have been paid in full on or prior to such date, and (ii) no event or condition which constitutes or which with notice or the lapse or time would constitute a Default with respect to the Guaranteed Obligations shall be continuing on or as of the payment date; (b) such Guarantor will either place a legend indicating such subordination on every note, ledger page or other document evidencing any part of the Subordinated Debt or deliver such documents to Bank; and (c) except as permitted by this paragraph and the Loan Documents, such Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to such Guarantor, through error or otherwise, shall immediately be forwarded to Bank by such Guarantor, properly endorsed to the order of Bank, to apply to the Guaranteed Obligations.

MISCELLANEOUS. Assignment. This Guaranty and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank’s interests in and rights under this Guaranty and other Loan Documents are freely assignable, in whole or in part, by Bank. Any assignment shall not release any Guarantor from the Guaranteed Obligations. Applicable Law; Conflict Between Documents. This Guaranty and other Loan Documents shall be governed by and construed under the laws of the state named in Bank’s address shown above without regard to that state’s conflict of laws principles. If the terms of this Guaranty should conflict with the terms of any commitment letter that survives closing, the terms of this Guaranty shall control. Guarantors Accounts. Except as prohibited by law, each Guarantor grants Bank a security interest in all of Guarantor’s accounts with Bank and its affiliates. Jurisdiction. Each Guarantor irrevocably agrees to non-exclusive personal jurisdiction in the state named in Bank’s address shown above. Severability. If any provision of this Guaranty or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or other Loan Documents. Notices. Any notices to Guarantors shall be sufficiently given if in writing and mailed or delivered to Guarantors’ addresses shown above or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Bank’s office address shown above or such other address as Bank may specify in writing from time to time. In the event that any Guarantor changes such Guarantor’s address at any time prior to the date the Guaranteed Obligations are paid in full, such Guarantor agrees to promptly give written notice of said change of address to Bank by registered or certified mail, return receipt requested, all charges prepaid. Plural; Captions. All references in the Loan Documents to borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term “person” shall mean any individual person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. Binding Contract. Each Guarantor, by execution of, and Bank, by acceptance of, this Guaranty agrees that each party is bound to all terms and provisions of this Guaranty. Amendments, Waivers and Remedies. No waivers, amendments or modifications of this Guaranty and other Loan Documents shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power, or privilege granted pursuant to this Guaranty and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. All remedies available to Bank with respect to this Guaranty and other Loan Documents and remedies available at law or in equity shall be cumulative and may be pursued concurrently or successively. Loan Documents. The term “Loan Documents” refers to all documents executed in connection with the Guaranteed Obligations and may include, without limitation, commitment letters that survive closing, the Loan Agreement, the Notes, other guaranty agreements, security agreements, instruments, financing statements, mortgages, deeds of trust, deeds to secure debt, letters of credit and any amendments or supplements (excluding swap agreements as defined in 11 U.S. Code § 101). Certain Other Terms. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the Loan Agreement or other Loan Documents. All terms that are used but not otherwise defined in any of the Loan Documents shall have the definitions provided in the Uniform Commercial Code.

Waiver of Exemplary Damages. The parties agree that they shall not have a remedy of punitive or exemplary damages against other parties in any dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any dispute whether the dispute is resolved by arbitration or judicially. Waiver of Jury Trial. THE PARTIES ACKNOWLEDGE THAT, TO THE EXTENT PERMITTED BY LAW. THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Guarantors, on the day and year first written above, have caused this Unconditional Guaranty to be executed under seal.

[CORPORATE SEAL]	THINK PARTNERSHIP INC., a Nevada corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	CHERISH, INC., a Florida corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	CHECKUP MARKETING, INC., a North Carolina
Corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	RIGHTSTUFF INC., a North Carolina corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	MARKETSMART ADVERTISING, INC., a North Carolina corporation

	By:	/s/ JODY BROWN
	Name	Jody Brown
	Title	Chief Financial Officer

[CORPORATE SEAL]	OZONA ONLINE NETWORK, INC., a Florida corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	KOWABUNGA MARKETING, INC., a Michigan corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	PRIMARYADS, INC., a New Jersey corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	REAL ESTATE SCHOOL ONLINE INC., a Florida corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	VINTACOM FLORIDA, INC., a Florida corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	MOREX MARKETING GROUP, LLC, a New York limited liability company

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	LITMUS MEDIA, INC., a Missouri corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	ILEAD MEDIA LLC, a Delaware limited liability company

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	VALIDCLICK, INC., a Missouri corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	SECOND BITE, LLC., a Kansas limited liability company

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer